Exhibit 99.1

TechForce Robotics Forms Strategic Alliance with Jiun Jiang ‘JJ Enterprise’ to Advance AI Infrastructure, Semiconductor Automation, and Pharmaceutical Robotics

Partnership establishes foundation for expansion into AI infrastructure, advanced semiconductor packaging, precision automation, and next-generation manufacturing markets

LOS ANGELES — June 11, 2026 — via IBN – Nightfood Holdings, Inc. (OTCQB: NGTF) (“Nightfood Holdings” or the “Company”), doing business as TechForce Robotics, today announced that it has entered into a strategic supply and development agreement with Taiwan-based Jiun Jiang Enterprise Co., Ltd. (“JJ Enterprise”), a precision engineering and advanced manufacturing company serving the semiconductor, advanced packaging, electronics, automation, and specialty materials industries.

“This agreement represents an important step in our long-term strategy to build TechForce Robotics into an AI-enhanced automation platform,” said Jimmy Chan, Chief Executive Officer of Nightfood Holdings. “The same technologies driving growth in artificial intelligence infrastructure and advanced semiconductor manufacturing are creating demand for intelligent automation, precision engineering, machine vision, and high-performance robotic systems.”

Management believes the agreement represents a strategic milestone in the planned evolution of TechForce Robotics from a service robotics platform into a broader AI-enhanced automation company capable of addressing opportunities across pharmaceutical automation, intelligent manufacturing, laboratory automation, semiconductor-related automation, and AI infrastructure support technologies.

The partnership provides TechForce Robotics with access to JJ Enterprise’s decades of expertise in semiconductor-grade manufacturing, precision engineering, industrial automation, advanced materials processing, and high-performance production systems. These capabilities are expected to strengthen the Company’s ability to accelerate development, improve scalability, and support commercialization of increasingly sophisticated automation solutions across multiple high-growth markets.

Positioned at the Intersection of AI Infrastructure, Semiconductor Manufacturing, and Intelligent Automation

Global investment in artificial intelligence infrastructure, advanced semiconductor packaging, hyperscale data centers, and high-performance computing continues to accelerate at unprecedented levels. As chip manufacturers and technology companies invest billions of dollars to expand AI computing capacity, demand is growing rapidly for advanced automation systems, precision manufacturing technologies, intelligent robotics, and next-generation production solutions.

JJ Enterprise operates within key segments of this ecosystem, providing equipment and manufacturing technologies supporting advanced semiconductor packaging, thermal interface material (TIM) manufacturing, gallium-based liquid metal processing, semiconductor materials production, and precision industrial automation.

Management believes the partnership provides TechForce Robotics with a strategic pathway to participate in some of the fastest-growing segments of the global technology economy while leveraging engineering disciplines developed within highly demanding semiconductor manufacturing environments.

Supporting Future Pharmaceutical and Laboratory Automation Initiatives

In addition to supporting opportunities within semiconductor manufacturing, AI infrastructure, advanced packaging, and precision industrial automation, the collaboration is expected to contribute to the Company’s ongoing development of pharmaceutical and laboratory automation solutions.

Many of the core engineering disciplines utilized in advanced semiconductor manufacturing, including precision motion control, machine vision, automated materials handling, contamination control, process consistency, and high-reliability automation, are directly transferable to pharmaceutical production and laboratory environments where accuracy, repeatability, and regulatory compliance are critical.

By leveraging JJ Enterprise’s expertise in precision manufacturing and industrial automation, TechForce Robotics expects to accelerate the development and commercialization of next-generation automation platforms serving pharmaceutical, biotechnology, laboratory, and other regulated industries. Management believes the relationship will strengthen the Company’s engineering capabilities, enhance manufacturing scalability, and support future expansion into mission-critical automation applications beyond its initial semiconductor and AI infrastructure initiatives.

Building the Future of AI-Enhanced Automation

Beyond pharmaceutical automation, the parties intend to explore opportunities involving:

●	AI-enhanced industrial robotics

●	Intelligent manufacturing systems

●	Laboratory automation platforms

●	Semiconductor and electronics automation

●	Smart factory and Industry 4.0 applications

●	Advanced materials handling systems

●	Data center and AI infrastructure support technologies

●	High-precision process automation solutions

The agreement also establishes a framework for future engineering collaboration, prototype development, manufacturing support, and commercialization initiatives designed to accelerate innovation and reduce product development cycles.

About Jiun Jiang Enterprise Co., Ltd. (JJ Enterprise)

Jiun Jiang Enterprise Co., Ltd. (JJ Enterprise) is a Taiwan-based engineering and manufacturing company specializing in the design, development, and production of precision industrial equipment, automation systems, and advanced process technologies serving the semiconductor, advanced packaging, electronics, and specialty materials industries.

For decades, JJ Enterprise has partnered with leading manufacturers across a diverse range of industries, including the semiconductor and electronics supply chain, delivering customized production equipment, automation solutions, and process optimization technologies that enhance manufacturing efficiency, product quality, and operational performance. The Company’s expertise encompasses advanced semiconductor packaging, thermal interface material (TIM) manufacturing, gallium-based liquid metal processing, semiconductor materials production, precision automation, advanced materials processing, and industrial manufacturing systems.

JJ Enterprise’s equipment and process technologies support critical applications throughout the rapidly growing artificial intelligence, high-performance computing, and advanced semiconductor ecosystems, including CoWoS and advanced packaging technologies, AI infrastructure manufacturing, next-generation thermal management solutions, and advanced materials processing.

As demand for artificial intelligence, cloud computing, high-performance computing, and advanced semiconductor packaging continues to accelerate, JJ Enterprise is strategically positioned within the global semiconductor supply chain. The Company’s technologies support the manufacturing processes and production capabilities utilized by customers and industry participants serving some of the world’s leading semiconductor, electronics, and technology companies.

For more information about Jiun Jiang Enterprise Co., Ltd., please visit https://jianjiang.com.tw/EN/

About Nightfood Holdings, Inc. (OTCQB: NGTF) dba TechForce Robotics

Nightfood Holdings, Inc. (OTCQB: NGTF), doing business as TechForce Robotics, is an AI-enhanced robotics and automation company focused on the development, integration, deployment, and commercialization of intelligent automation solutions across multiple industries. Through its TechForce Robotics platform, the Company develops and deploys autonomous robotic systems designed to improve operational efficiency, workflow consistency, labor optimization, and scalability across hospitality, foodservice, commercial, laboratory, pharmaceutical, and emerging enterprise automation environments.

The Company operates through a vertically integrated business model that combines proprietary robotics technology, AI-enhanced software, real-world operating environments, strategic manufacturing partnerships, and scalable deployment infrastructure. By integrating advanced robotics, machine vision, intelligent automation, and data-driven operational insights, TechForce Robotics seeks to address growing labor challenges and productivity demands across a wide range of industries.

Nightfood Holdings delivers its solutions through a Robotics-as-a-Service (RaaS) model, providing customers with flexible, scalable automation solutions while generating recurring revenue opportunities. As the Company expands into pharmaceutical automation, laboratory automation, industrial automation, and other high-precision applications, it continues to leverage strategic partnerships and advanced engineering capabilities to accelerate innovation and commercialization across multiple high-growth markets.

For more information, visit www.nightfoodholdings.com or www.techforcerobotics.com.

Forward-Looking Statements

This press release contains “forward-looking statements” and “forward-looking information.” This information and these statements, which can be identified by the fact that they do not relate strictly to historical or current facts, are made as of the date of this press release. The forward-looking statements herein relate to predictions, expectations, beliefs, plans, projections, objectives, assumptions, or future events or performance and are often identified by words or phrases such as “expects,” “anticipates,” “plans,” “projects,” “estimates,” “intends,” “believes,” “may,” “could,” “would,” “will,” or similar expressions.

Forward-looking statements in this release include, without limitation, statements regarding the expected deployment, operation, performance, development, commercialization, and future applications of LIM-E and related robotic systems, as well as the anticipated benefits of the Company’s collaboration with Oncotelic Therapeutics.

All forward-looking statements are based on current beliefs, assumptions, and information available to the Company’s management as of the date of this press release. By their nature, forward-looking statements involve inherent risks and uncertainties, including, without limitation, technical development risks, deployment timing, manufacturing constraints, integration challenges, customer adoption, operational performance, regulatory and safety considerations, and other factors that could cause actual results to differ materially from those expressed or implied in such statements.

Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

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